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                                 BEACON HILL
                              MUTUAL FUND, INC.
                                A NO-LOAD FUND
                               Financial Report
                           For the Six Months Ended
                        December 31, 1995 (unaudited)

DEAR SHAREHOLDER:

Beacon Hill Mutual Fund posted a double digit gain during first half of the Fund's fiscal year. The net asset value of your shares increased 13.0% during the six months ended December 31, 1995. The stock market, which is best represented by the S&P 500 Index, gained 14.4% during this same six month period and the Dow Jones Industrial Average gained 13.7%. See Financial Highlights for additional information concerning performance.

  Following up on our commitment to upgrade the administration of your fund to meet current mutual fund industry standards, we have modernized our new account application and have added an Automatic Monthly Investment program. Automatic Monthly Investing offers you the option of purchasing additional Beacon Hill Mutual Fund shares by automatically transferring funds from your checking or savings account on a monthly basis. There is no charge for this service, but you must agree to transfer a minimum of $50 per month. We would be happy to discuss Automatic Monthly Investing with you and to send you the appropriate application upon request.

  As I reported to you during 1995, we are working diligently to increase shareholder value and to grow the Fund through performance and additional funding. We are also committed to maintaining the high level of fundamental research that has served you well for many years past. These efforts will continue.

  I am sure we will continue to enjoy a prosperous and fruitful association together and as always we are availalble to answer any of your questions. Your recommendation of Beacon Hill Mutual Fund to friends, relatives and other associates is appreciated.

                  Sincerely,


              /s/ Bernard Zimmerman
                  Bernard Zimmerman
                  President
February 20, 1996

                        BEACON HILL MUTUAL FUND, INC.

              INVESTMENT PORTFOLIO DECEMBER 31, 1995 (UNAUDITED)

     NUMBER                                                 VALUE
    OF SHARES                                             (NOTE 2)
    ---------                                             --------
                 COMMON STOCKS

                 BEVERAGES (10.1%)
          9,000  PepsiCo, Inc. ....................      $  502,875
                                                         ----------

                 ELECTRICAL EQUIPMENT (4.9%)
          3,000  Emerson Electric Company .........         245,250
                                                         ----------

                 FOOD PROCESSING (6.5%)
          6,000  Heinz (H. J.) Company ............         198,750
          4,000  Sara Lee Corp. ...................         127,500
                                                         ----------
                                                            326,250
                                                         ----------
                 HOSPITAL SUPPLIES (13.6%)
          8,000  Abbott Labs ......................         334,000
          4,000  Johnson & Johnson ................         342,500
                                                         ----------
                                                            676,500
                                                         ----------
                 HOUSEHOLD PRODUCTS (10.0%)
          6,000  Procter & Gamble Company .........         498,000
                                                         ----------

                 PHARMACEUTICALS (20.5%)
          2,000  American Home Products Corp. .....         194,000
          5,000  Bristol-Myers Squibb .............         429,375
          6,000  Merck & Co. Inc. .................         394,500
                                                         ----------
                                                          1,017,875
                                                         ----------


                 PUBLISHING AND
                   SPECIALTY RETAILING (8.4%)
         10,000  Harcourt General Inc. ............      $  418,750
                                                         ----------

                 RETAIL -- DRUG (2.4%)
          4,000  Walgreen Co. .....................         119,500
                                                         ----------

                 RETAIL -- FOOD (4.0%)
          7,000  Weis Markets, Inc. ...............         197,750
                                                         ----------

                 WHOLESALE -- FOOD (7.2%)
         11,000  Sysco Corp. ......................         357,500
                                                         ----------

                 TOTAL INVESTMENTS IN
                   COMMON STOCKS (87.6%)
                   (identified cost, $579,150) ....       4,360,250

                 EXCESS OF OTHER ASSETS OVER
                   TOTAL LIABILITIES (12.4%) ......         614,681
                                                         ----------

                     NET ASSETS (100%) ............      $4,974,931
                                                         ==========

                      See notes to financial statements.

                     STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                              ENDED
                                           DECEMBER 31,      YEAR ENDED
                                               1995           JUNE 30,
                                           (UNAUDITED)          1995
                                         ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
    Investment loss -- net ............       $  (22,108)     $   (41,564)
    Realized gain on sale of
      investments .....................         --                235,070
    Increase in unrealized appreciation
      of investments ..................          584,500          828,784
                                              ----------       ----------
    Net increase in net assets from
      operations ......................          562,392        1,022,290

CAPITAL GAIN DISTRIBUTION .............         --               (232,467)

CAPITAL SHARE TRANSACTIONS (Note 3) ...          118,578         (703,456)
                                              ----------       ----------

TOTAL INCREASE IN NET ASSETS ..........          680,970           86,367

NET ASSETS:

    Beginning of period ...............        4,293,961        4,207,594
                                              ----------       ----------
    End of period (including
      accumulated net investment loss
      of $467,236 and $445,128)  ......       $4,974,931       $4,293,961
                                              ==========       ==========

                              FINANCIAL HIGHLIGHTS
                                                  SIX MONTHS ENDED                          YEAR ENDED JUNE 30
                                                 DECEMBER 31, 1995*        -------------------------------------------------------
                                                     (UNAUDITED)            1995*        1994*        1993*        1992*     1991
                                                 ------------------        ------       ------       ------       ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD .........          $32.86             $27.17       $30.52       $31.83       $31.51    $30.09
                                                        ------             ------       ------       ------       ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ........................           (0.16)             (0.30)       (0.17)       (0.21)       (0.32)    (0.24)
  Net gains (losses) on securities
    (both realized and unrealized) ...........            4.43               7.88        (1.53)       (0.51)        2.00      3.46
                                                        ------             ------       ------       ------       ------    ------
      Total from investment operations .......            4.27               7.58        (1.70)       (0.72)        1.68      3.22

LESS DISTRIBUTIONS FROM REALIZED
  CAPITAL GAINS ..............................             --               (1.89)       (1.65)       (0.59)       (1.36)    (1.80)
                                                        ------             ------       ------       ------       ------    ------
NET ASSET VALUE, END OF PERIOD ...............          $37.13             $32.86       $27.17       $30.52       $31.83    $31.51
                                                        ======             ======       ======       ======       ======    ======

CUMULATIVE TOTAL RETURN ......................           13.0%              28.2%        (5.6%)       (2.2)%        5.3%     10.7%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...          $4,975             $4,294       $4,208       $5,253       $5,039    $4,367
  Ratio of expenses to average net assets** ..             3.5%***           3.0%         2.7%         2.6%         2.8%      3.5%
  Ratio of net loss to average net assets ....           (1.0%)***          (1.0%)       (0.6%)       (0.7%)       (1.0%)    (1.2%)
  Portfolio turnover rate ....................            0.0%               0.0%         0.0%         2.5%         5.5%      3.3%

  *December 31, 1995 and June 30, 1995,  1994,  1993 and 1992 per share  figures are based on average shares outstanding during the period.
 **For the  six  months  ended  December  31,  1995,  the  Fund's  expenses  are calculated without reduction for fees paid indirectly.
***Computed on an annualized basis.

                      See notes to financial statements.

                     STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1995 (UNAUDITED)

ASSETS:
    Investments (Note 2):
      Common stocks, at value (identified cost, $579,150) ...    $4,360,250
    Cash ....................................................       630,918
    Dividends receivable ....................................         6,190
    Other assets ............................................           410
                                                                 ----------
            Total assets ....................................     4,997,768
                                                                 ----------
LIABILITIES:
    Payable to affiliate -- management fees (Note 4) ........        12,047
    Accrued expenses ........................................        10,790
                                                                 ----------
            Total liabilities ...............................        22,837
                                                                 ----------
NET ASSETS -- Equivalent to $37.13 per share based on 133,986  shares of capital stock outstanding at December 31, 1995
   (Note 3) .................................................    $4,974,931
                                                                 ==========
NET ASSETS CONSIST OF:
    Paid-in capital .........................................    $1,658,869
    Accumulated net investment loss .........................      (467,236)
    Undistributed net realized gain on investments ..........         2,198
    Unrealized appreciation of investments ..................     3,781,100
                                                                 ----------
            Total ...........................................    $4,974,931
                                                                 ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE .....................................................        $37.13
                                                                     ======


                           STATEMENT OF OPERATIONS
                SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    Income -- dividends .................................       $  45,970
    Expenses:
        Management fees (Note 4) ...........      $22,818
        Transfer agent fees ................       17,800
        Custodian fees .....................       13,538
        Legal fees (Note 4) ................       10,080
        Printing ...........................        6,511
        Audit fees .........................        5,796
        Other expenses .....................        3,057
                                                  -------
            Total expenses .................       79,600
    Less fees paid indirectly (Note 2) .....      (11,522)         68,078
                                                  -------       ----------
                Investment loss -- net ..................         (22,108)
INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS ......         584,500
                                                                ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....       $ 562,392
                                                                =========


                      See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

1.  BUSINESS AND ORGANIZATION
    Beacon Hill Mutual Fund, Inc. (the "Fund") is organized as a Massachusetts corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    Valuation of Securities -- Investments in common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; common stocks traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

    Security Transactions and Income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. For purposes of determining net realized gains and losses, the Fund uses the identified-cost method of accounting for investment securities.

    Federal Income Taxes -- No provision has been made for federal income taxes as it is the Fund's policy to distribute substantially all of its taxable income and comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost of investments owned at December 31, 1995 was the same for both accounting and federal income tax purposes.

    Fees Paid Indirectly -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the statement of operations.

3.  CAPITAL STOCK
    At December 31, 1995, there were 1,500,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                   SIX MONTHS ENDED
                                  DECEMBER 31, 1995     YEAR ENDED JUNE 30,
                                     (UNAUDITED)                 1995
                                ---------------------   ---------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
                                -------   -----------   -------   -----------
Shares sold ..................    4,999   $   175,126    17,357   $   514,443
Shares issued for reinvestment
  of distributions ...........     --            --       7,102       222,338
Shares redeemed ..............   (1,672)      (56,548)  (48,647)   (1,440,237)
                                 ------   -----------   -------   -----------
Net increase (decrease) ......    3,327   $   118,578   (24,188)  $  (703,456)
                                 ======   ===========   =======   ===========

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    The Fund's management contract with Beacon Hill Management, Inc. (the "Company") provides for investment advice and other services. The management fee is computed on a quarterly basis at a rate of 0.25% of the average of the net asset values of the Fund at the close of business on the last business day of each month throughout the quarter, or at an approximate annual rate of 1%. Management fees aggregated $22,818 for the six months ended December 31, 1995.

    The Clerk of the Fund is an of-counsel attorney to the firm of Nutter, McClennen & Fish, LLP, the Fund's legal counsel. During the six months ended December 31, 1995, the Fund incurred $10,080 in legal fees payable to Nutter, McClennen & Fish, LLP.

    The President and Treasurer of the Fund also serves in that capacity for the Company, and is a director in both organizations.

5.  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
    The cost and unrealized appreciation in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:
                                                                    (UNAUDITED)
                                                                     ---------
        Aggregate cost ...........................................  $  579,150
                                                                    ==========
        Gross and net unrealized appreciation ....................  $3,781,100
                                                                    ==========
6.  INVESTMENT TRANSACTIONS
    There were no purchases or sales of investments for the six months ended December 31, 1995.

                        BEACON HILL MUTUAL FUND, INC.
                   75 FEDERAL STREET, BOSTON, MA 02110-1904

                              Board of Directors

        EUGENE F. DEMARK                          FRANCIS M. TROTTA
        NICHOLAS A. SICA                          BERNARD ZIMMERMAN

                                   Officers

                  BERNARD ZIMMERMAN, President and Treasurer
                           IRVING J. HELMAN, Clerk

                              Investment Adviser

                         BEACON HILL MANAGEMENT, INC.
                              75 Federal Street
                       Boston, Massachusetts 02110-1904

                                   Counsel

                        NUTTER, MCCLENNEN & FISH, LLP
                           One International Place
                       Boston, Massachusetts 02110-2699

                        Custodian, Dividend Disbursing
                              and Transfer Agent

                        STATE STREET BANK & TRUST CO.
                                P.O. Box 8500
                       Boston, Massachusetts 02266-8500
                               1-(800) 343-0529

                                   Auditors

                            DELOITTE & TOUCHE LLP
                              125 Summer Street
                       Boston, Massachusetts 02110-1617


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.